================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) March 15, 2002

                          American Express Master Trust
                            (Issuer in respect of the
      7.85% Class A Accounts Receivable Trust Certificates, Series 1994-3,
 Class A Floating Rate Accounts Receivable Trust Certificates, Series 1996-1,
      5.90% Class A Accounts Receivable Trust Certificates, Series 1998-1,
 Class A Floating Rate Accounts Receivable Trust Certificates, Series 2001-1 and Class A Floating Rate Accounts Receivable Trust Certificates, Series 2002-1)
 -------------------------------------------------------------------------------

               American Express Receivables Financing Corporation
                   Co-Originator of the Trust and a Transferor
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                                    33-47812
                                    33-49106
                                    33-67502
                                    33-81634
                                   333-51045
         Delaware                  000-21424             13-3632012
-----------------------------    ---------------     -------------------
(State or other jurisdiction       (Commission         (IRS Employer
      of incorporation)            File Numbers)     Identification No.)

  40 Wall Street, New York, New York                      10005
---------------------------------------                -----------
(Address of principal executive offices)               (Zip Code)

Registrant's telephone number, including area code:  (917) 639-8396


                         American Express Centurion Bank
                   Co-Originator of the Trust and a Transferor
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

            Utah                  000-21424-01           11- 2869526
-----------------------------   ---------------      -------------------
(State or other jurisdiction     (Commission           (IRS Employer
      of incorporation)          File Numbers)       Identification No.)

6985 Union Park Center, Midvale, Utah                     84047
---------------------------------------                -----------
(Address of principal executive offices)               (Zip Code)

Registrant's telephone number, including area code:  (801) 565-5000

===============================================================================

Item 5. Other Events


     Information concerning the American Express Master Trust is contained in the Monthly Servicer's Certificate, dated as of March 11, 2002, for the Distribution Date occurring on March 15, 2002, and the preceding Due Period from January 28, 2002 through February 26, 2002, and is provided to The Bank of New York, as Trustee, under the Amended and Restated Pooling and Servicing Agreement, dated as of May 1, 1998, as amended by the First Amendment, dated as of October 1, 2001 (the "Agreement"), for the American Express Master Trust. Such Monthly Servicer's Certificate is attached hereto as Exhibit 99.1 and is incorporated herein by reference. Information concerning interest distributions made on the Class A Certificates, Series' 1994-3, 1996-1, 1998-1, 2001-1 and 2002-1, occurring on March 15, 2002, is contained in the Payment Date Statements provided to the holders of such Class A Certificates. Information concerning interest distributions made on the Class B Certificates, Series' 1994-3, 1996-1, 1998-1, 2001-1 and 2002-1, occurring on March 15, 2002, is contained in the Payment Date Statements provided to the holder of such Class B Certificates. Such Payment Date Statements are attached hereto as Exhibits 20.1 and 20.2, respectively, and incorporated herein by reference.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

Exhibit No.         Description
-----------         ------------
Exhibit 20.1        Payment Date Statements  relating to  interest distributions on the Class A Certificates, Series' 1994-3, 1996-1, 1998-1,
                    2001-1 and 2002-1, occurring on March 15, 2002.

Exhibit 20.2 Payment Date Statements relating to interest distributions on the Class B Certificates, Series' 1994-3, 1996-1, 1998-1 2001-1 and 2002-1, occurring on March 15, 2002.

Exhibit 99.1 Monthly Servicer's Certificate, dated as of March 11, 2002, for the Distribution Date occurring on March 15, 2002 and the preceding Due Period from January 28, 2002 through February 26, 2002, provided to The Bank of New York, as Trustee, under the Agreement for the American Express Master Trust.

                                   SIGNATURES
                                ----------------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on the date indicated.

Dated:   March 15, 2002


                                   AMERICAN EXPRESS MASTER TRUST

                                   AMERICAN EXPRESS RECEIVABLES
                                   FINANCING CORPORATION,
                                   Transferor

                                   By:    /s/ Leslie R. Scharfstein
                                          -------------------------------------
                                   Name:  Leslie R. Scharfstein
                                   Title: President





                                   AMERICAN EXPRESS CENTURION BANK,
                                   Transferor

                                   By:    /s/ Daniel L. Follett
                                          -------------------------------------
                                   Name:  Daniel L. Follett
                                   Title: Chief Financial Officer

                                  EXHIBIT INDEX
                                  -------------


Designation                Description                                    Page
-----------                -----------                                    ----
Exhibit 20.1               Payment  Date  Statements relating to           5
                           interest distributions on the Class A
                           Certificates, Series' 1994-3, 1996-1,
                           1998-1, 2001-1  and 2002-1, occurring
                           on March 15, 2002.

Exhibit 20.2               Payment  Date  Statements relating to          15
                           interest distributions on the Class B
                           Certificates, Series' 1994-3, 1996-1,
                           1998-1,  2001-1 and 2002-1, occurring
                           on March 15, 2002.

Exhibit 99.1               Monthly  Servicer's Certificate, dated         25
                           as of March 11, 2002, for the Distribution
                           Date occurring on March 15, 2002 and the preceding Due Period from January 28, 2002 through February 26, 2002, provided to The
                           Bank of New York, as Trustee, under the Agreement for the American Express Master
                           Trust.